SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) April 29, 1994





                           PROLER INTERNATIONAL CORP.
                           --------------------------
            (Exact name of registrant as specified in its charter)





   Delaware                  1-5276                     74-1051251
   --------                  ------                     ----------
(State or other             (Commission File           (IRS Employer
jurisdiction of              Number)                   Identification Number)
incorporation)


                4265 San Felipe, Suite 900, Houston, Texas  77027
                -------------------------------------------------
                     (Address of principal executive offices)


          Registrant's telephone number, including area code (713) 627-3737
                                                             --------------




                         Exhibit Index Located on Page 5

Item 2.             Disposition of Assets
- - -------             ---------------------

                    Proler International Corp., (the "Company") disposed of
                    substantially all of its assets, including real property,
                    improvements, fixtures, equipment, and inventory, used in
																			 connection with the operation of a scrap metal processing
                    facility located in Vinton (El Paso), Texas, effective April
                    29, 1994.  The disposition was effected pursuant to an Asset
                    Sale and Purchase Agreement (the "Agreement") by and between the Company and Commercial Metals Company (the "Purchaser"),
                    a Delaware corporation unrelated Company or the officers,
                    directors or other affiliates of the Company or their
				                associates.  The Agreement is filed as Exhibit 2(a) to
                    this report and is incorporated herein by reference.

                    The purchase price for the assets and the agreement not to compete was determined by negotiation between the parties, aggregated approximately $2.6 million and was paid to the Company by wire transfer of immediately available funds.

Item 7.             Financial Statements and Exhibits
- - -------             ---------------------------------

(b)                 Pro Forma Financial Information
                    -------------------------------
                    The following pro forma financial statements have been prepared to give effect to the disposition of assets described in Item 2 above and to a disposition of similar assets located in Kansas City, Kansas on February 28, 1994 as previously reported by the Company on Form 8-K, filed on March 14, 1994. In the prior transaction, Prolerized Steel Corporation, a wholly owned subsidiary of the Company, sold assets to Kaw River Shredding, Inc., a Kansas corporation, for an aggregate purchase price of approximately $5.1 million. The Pro Forma Condensed Balance Sheet set forth below gives effect to both transactions as if they occurred on January 31, 1994. The Pro Forma Condensed Statement of Operations for the year ended
                    January 31, 1994 gives effect to the transactions as if they occurred as of the beginning of the year presented as more fully explained in notes (a), (b) and (c) thereto.

                    This pro forma presentation does not purport to represent what the Company's results of operations or financial position would actually have been if such transactions had taken place on such dates or to project the Company's results of operations or financial position for any future period or date.

                    The adjustments for the pro forma presentation are based on available information and on certain assumptions which management believes are reasonable. The pro forma condensed financial statements and the accompanying notes should be read in conjunction with the Consolidated Financial Statements included in the Company's Form 10-K for the year ended January 31, 1994.

                          PROLER INTERNATIONAL CORP. AND SUBSIDIARIES
                         PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                       JANUARY 31, 1994
                                         (in millions)


                                              PRO FORMA            PRO FORM
                           HISTORICAL        ADJUSTMENTS          AS ADJUSTED
                           ----------        -----------          -----------
Assets
- - ------

Current assets             $    17.7                7.7  (a)      $    24.4
                                                   (1.0) (b)

Property, net                   18.7               (2.0) (b)           16.7
Other assets                    30.2               (1.8) (b)           28.4
                           ---------          ----------          ---------
                           $    66.6          $     2.9           $    69.5
                           =========          ==========          =========
Liabilities and
Stockholders' Equity
- - --------------------

Current liabilities        $     5.4          $     0.1 (b)       $     5.3
Other liabilities                3.0                  -                 3.0
Stockholders' equity            58.2                3.0 (c)            61.2
                           ---------          ----------          ---------
                           $    66.6          $     2.9           $    69.5
                           =========          ==========          =========

__________
(a) To give effect to the receipt of approximately $7.7 million of sales proceeds.
(b) To remove from the accounts the amounts associated with the the assets sold, and to recognize the effect on retained earnings of the gain on sales.



                         PROLER INTERNATIONAL CORP. AND SUBSIDIARIES
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                             FOR THE YEAR ENDED JANUARY 31, 1994
                             (in millions except per share data)

                                                        PRO FORMA          PRO FORMA
                                      HISTORICAL       ADJUSTMENTS        AS ADJUSTED
                                      ----------       -----------        -----------

Net sales                           $      43.7        $      29.1 (a)     $     14.6
Cost of sales                              42.7               28.5 (a)           14.2
                                    -----------        -----------         -----------
         Gross profit                       1.0                0.6                0.4
Earnings from joint operations              2.8                 -                 2.8
Selling, general and
  administrative expenses                  (4.5)                -                (4.5)
                                    ------------       -----------         -----------
Operating loss                             (0.7)               0.6               (1.3)
Other expense                              (1.1)                -                (1.1)
                                    ------------       -----------         -----------
Loss before income taxes
  and accounting change                    (1.8)               0.6               (2.4)
Provision for income taxes                  0.6                 -                 0.6
                                    ------------       -----------         -----------
Loss before cumulative
  effect of accounting
  change                                   (2.4)               0.6               (3.0)
Cumulative effect of change
  in accounting for income taxes            0.1                 -                 0.1
                                    ------------       -----------         -----------

Net loss                            $      (2.3)       $       0.6         $     (2.9)
                                    ============       ===========         ===========

Net loss per share                  $       (.48)                          $      (.61)
                                    =============                          ============

__________

(a) To remove from the accounts the sales and cost of sales of the assets assumed to be sold as of the beginning of the period.



(c)                 Exhibit:

                    2(a) Asset Sale and Purchase Agreement dated as of April 29, 1994 between the Company and the Purchaser.




                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROLER INTERNATIONAL CORP.


Date:     May 9, 1994                         By  /s/ MICHAEL F. LOY

                                                  Michael F. Loy
                                                  Vice President-Finance and
                                                  Chief Financial Officer

                                 Exhibit Index
                                 -------------

                  Exhibit numbers are in accordance with the
                  Exhibit Table in Item 601 of Regulation S-K
                  -------------------------------------------


Exhibit No.           Exhibit Description                            Page No.

2(a)                  Asset Sale and Purchase Agreement dated           6
                      as of April 29, 1994 between the Company
                      and the Purchaser
